UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 4, 2014

Basta Holdings Corp.
 (Exact name of registrant as specified in its charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse Suite 518 Bay Harbor Islands, FL 33154
(Address of principal executive offices)

(305) 867-1228
(Registrant’s telephone number, including area code)

Room 2105 Sino Life Tower No. 707 Zhang Yang Rd. Pudong Shanghai, China, 200120
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01                    CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On September 4, 2014,  Mallah, Furman  & Company, Certified Public Accountants   (“MF”) was engaged as the registered independent public accountant for Basta Holdings Corp.,  a Nevada corporation (the “Company”) and Culter & Co., LLC (“C&C”) was dismissed as the registered independent public accountant for the Company.  The decisions to appoint MF and dismiss C&C were approved by the Board of Directors of the Company on September 4, 2014.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the years ended October 31, 2013, C&C’s reports on the financial statements of the Company for the year ended October 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the most recent fiscal year and any subsequent interim period through C&C’s termination on September 4, 2014, C&C disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through April 30, 2014, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with C&C’s opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the year ended October 31, 2013 and the interim unaudited financial statements through April 30, 2014, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to September 4, 2014, the Company did not consult with MF regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to C&C prior to the date of the filing of this report and requested that C&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01                     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter from Cutler & Co., LLC dated September 4, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basta Holdings Corp.
(Issuer)

By:	/s/ Jacob Gitman
Jacob Gitman, President

Dated: September 8, 2014